UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2021

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices, including zip code)

(732) 870-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) As described in Item 5.07 below, the stockholders of Commvault Systems, Inc. (the “Company”), approved the Commvault Systems, Inc. Omnibus Incentive Plan as amended by the Fifth Amendment (the “Incentive Plan”) at the Company’s annual meeting of stockholders (the “2021 Annual Meeting”). Pursuant to the Incentive Plan, the Company may grant awards to its officers, employees, directors, consultants, independent contractors and agents and those of its affiliates. Awards that may be granted under the Incentive Plan include stock options, stock appreciation rights, full value awards (including restricted stock, restricted stock units, performance shares or units and other stock-based awards) and cash-based awards. The Fifth Amendment increased the number of shares available for issuance under the Incentive Plan by 2,000,000 shares for a total of 10,050,000 shares of Common Stock.

A more complete description of the Incentive Plan is contained in the Company’s proxy statement, dated June 25, 2021, as filed with the Securities and Exchange Commission (“Proxy Statement”), under the heading “Proposal No. 3 - Approval of the Omnibus Incentive Plan, as amended by the Fifth Amendment,” which is incorporated herein by reference and such description is qualified in its entirety by reference to the complete text of the Incentive Plan, which is contained in Annex A to the Proxy Statement, which is also incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2021 Annual Meeting on August 19, 2021, at which the Company’s stockholders voted (1) on the election of Directors for a term to expire at the 2022 annual meeting of stockholders, (2) to ratify the appointment of Ernst & Young LLP as the Company’s independent public accountants for the fiscal year ending March 31, 2022, (3) to approve additional shares to be available for grant under the Incentive Plan, and (4) on a non-binding, advisory basis, on executive compensation. The vote on such matters was as follows:

1. Election of directors for a term to expire at the 2022 annual meeting of stockholders
Election of Keith Geeslin:
For	Against	Abstain	Broker Non-Vote
37,588,820	1,820,230	58,335	3,964,761
Election of Vivie “YY” Lee:
For	Against	Abstain	Broker Non-Vote
38,406,564	1,006,695	54,126	3,964,761
Election of Sanjay Mirchandani:
For	Against	Abstain	Broker Non-Vote
38,320,560	1,110,675	36,150	3,964,761

2. Ratify appointment of Ernst & Young LLP as independent public accountants for the fiscal year ending March 31, 2022
For	Against	Abstain	Broker Non-Vote
41,242,429	2,117,423	72,294	—

3. Approval of additional shares to be available under the Company’s 2016 Omnibus Incentive Plan (as amended by the Fifth Amendment thereof)
For	Against	Abstain	Broker Non-Vote
33,985,073	5,394,943	87,369	3,964,761

4. Non-binding, advisory vote on the Company’s executive compensation
For	Against	Abstain	Broker Non-Vote
38,340,352	1,016,974	110,059	3,964,761

Consistent with the results of the stockholder advisory vote on the frequency of the advisory vote on executive compensation conducted at the 2017 annual meeting of stockholders, it shall be the Company’s policy to submit the compensation of its named executive officers to stockholders for a non-binding advisory vote every year, at least until the next required vote on the frequency of stockholder votes on the compensation of executives.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	August 20, 2021	/s/ Warren H. Mondschein
Name: Warren H. Mondschein Title: VP, General Counsel and Secretary

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